                                 Exhibit 10.2

           Stock purchase agreement dated June 9, 1995 between the Company and Renaissance Capital Growth & Income Fund III, Inc.

THIS STOCK PURCHASE AGREEMENT (the "Agreement"), dated as of June 9, 1995, is entered into by and between The Dwyer Group, Inc. (the "Company") and Renaissance Capital Growth & Income Fund III, Inc., a Texas corporation (together with any assignees or successors in interest, individually or collectively as the context may appear, referred to as the "Investor").

NOW THEREFORE, in consideration of the mutual promises herein contained and for other valuable consideration, receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:


1. Sale and Purchase of Common Stock.
-------------------------------------
        Upon the terms and subject to the conditions herein contained, in reliance on the representations and warranties of the Company contained herein, the Investor agrees to purchase from the Company, and in reliance on the representations and warranties of the Investor contained herein, the Company agrees to sell to the Investor at the Closing (as hereinafter defined) on the Closing Date (as hereinafter defined), 70,000 shares ("Shares") of common stock $0.10 par value of the Company at $3.50 per share for an aggregate consideration of $245,000 ("Purchase Price").

2. General Provisions.
----------------------
        2.01 Closing
        The closing of the sale to and purchase by the Investor of the Common Stock (the "Closing") shall occur at the offices of Renaissance Capital Group, Inc., 8080 North Central Expressway, Suite 210, Dallas, Texas, at the hour of eleven o'clock A.M., on June 9, 1995 or at such different time or day or at such other place as the Investor and the Company shall agree (the "Closing Date"). At the Closing, the Company shall deliver to Renaissance a certificate or certificates evidencing the Shares which shall be registered and styled River Oaks Trust Company, FBO Renaissance Capital Growth & Income Fund III, Inc., against delivery to the Company of payment by check from the River Oaks Trust Company.

        2.02 Placement Fee
        The Company shall be responsible for payment of any placement fees and commissions, brokerage fees or finders fees in connection with the sale. The Company and the Investor each represent and acknowledge, to the best of their respective knowledge, that no placement fees or commissions brokerage fees or finder fees are due or payable with respect to the sale of the Shares by the Company or the purchase of the Shares by the Investor.

3. Representations and Warranties by the Company
-------------------------------------------------
        In order to induce the Investor to enter into this Agreement and to purchase the Shares, the Company hereby covenants with, and represents and warrants to the Investor as follows:








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        3.01 Ownership of Securities.

        The Company is currently holds 192,425 shares of Common Stock as treasury stock representing 2.7% of the Company's outstanding Common Stock. The Shares are free from all encumbrances and liens and are not subject to any restrictions other than under federal or state securities laws (except as disclosed below) and the Shares are not subject to any voting restrictions or trusts.

        3.02 Organization and Qualification.

        The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite authority and power (corporate and other), governmental licenses, authorizations, consents and approvals to carry on its business as presently conducted and as contemplated to be conducted, to own, hold and operate its properties and assets as now owned, held and operated by it, to enter into this Agreement, to sell the Shares to the investor and to carry out the provisions hereof.

        3.03 Authorization.

        The execution, delivery and performance by the Company of this Agreement and all related documents, and the offer, sale, issuance and delivery of the Shares pursuant hereto, are within the Company's legal authority, require no authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality of government, except for post-sale filings with the SEC and the appropriate state securities regulatory agency.

        3.04 Binding Obligations.

        This Agreement and the related documents constitute the legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with their respective terms.

        3.05 Securities Laws.

        The offer, issuance and sale of the Shares are and will be (i) exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 (the "Securities Act"), (ii) have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws and (iii) accomplished in conformity with all other federal and applicable state securities laws, rules and regulations.

        3.06 Litigation.

        Except as may be disclosed on Schedule 3.06 attached hereto, there is no legal action, suit, arbitration or other legal, administrative or other governmental investigation, inquiry or proceeding (whether federal, state, local or foreign) pending or threatened against or affecting the Company. The

Company is not subject to any order, writ, judgment, injunction, decree, determination or award of any court or of any governmental agency or instrumentality (whether federal, state, local or foreign).

        3.07 Disclosure

        No representation or warranty contained in this Agreement or information appearing in any writing furnished by the Company to the Investor or their representatives pursuant hereto or in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading. The Company is not in possession of any material, nonpublic information regarding the Company which has not been disclosed to the Investor.

        3.08 Survival of Representations and Warranties.

        All representations and warranties by the Company herein shall survive the Closing and any investigation at any time made by or on behalf of Investor shall not diminish Investor's right to rely on the Company's representations and warranties as herein set forth.

        4. Representations and Warranties of Investor.
        ----------------------------------------------

        In order to induce the Company to enter into this Agreement and to sell the Shares, the Investor hereby covenants with the Company, and represents and warrants to the Company as follows:

        4.01 Restrictions on Transfer

        The Investor understands and agrees that the Shares have not been registered under the Securities Act and that accordingly they will not be fully transferable except as permitted under various exemptions contained in the Securities Act, or upon satisfaction of the registration and prospectus delivery requirements of the Securities Act, and in compliance with applicable state securities laws. The Investor acknowledges that it must bear the economic risk of its investment in the Shares for an indefinite period of time since they have not been registered under the Securities Act and therefore cannot be sold unless they are subsequently registered or an exemption from registration is available.

        4.01A Investment Representations

              (a) The Investor hereby represents and warrants to the Company that it is acquiring the Shares for investment purposes only, for its own account, and not as nominee or agent for any other Person, and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act. The Investor represents and warrants that it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment.

              (b) The Investor has performed such due diligence regarding the Company and the Shares as to enable it to make an informed investment decision with respect to the Shares.


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          (c)  The Investor has carefully reviewed and understands the risks of, and other consideration relating to, a purchase of the Shares. The Investor has determined that the purchase of the Shares is consistent with the Investor's investment objective.

     4.02 Legend

     The Investor understands and agrees that each certificate issued in this transaction will bear the following legend:

     "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY (WHICH MAY BE COUNSEL FOR THE COMPANY) STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND LAWS."

     4.03 Accredited Investor.

     The Investor is an "Accredited Investor" within the meaning of Rule 501 of the Securities Act.

     4.04 Authorization; Binding Obligations

     The execution, delivery and performance of this Agreement and all other related documents to which the Investor is party have been duly authorized by the Investor and this Agreement and the related documents constitute legal, valid binding obligations of the Investor enforceable against the Investor in accordance with their respective terms.

     4.05 Survival of Representations and Warranties.

     All representations and warranties by the Investor herein shall survive the Closing and any investigation at any time made by or on behalf of Company shall not diminish the Company's right to rely on the Investor's representations and warranties as herein set forth.

5. Affirmative Covenants.
-------------------------

     The Company agrees that so long as the Investor is the holder of Shares or shares purchased pursuant to the Stock Purchase Agreement by the between the Estate of Donald J. Dwyer and Renaissance Capital Growth & Income Fund III, Inc. dated June 9, 1995, the Company will do the following:

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

     5.01 Registration of Securities.

     Register shares of restricted Common Stock held by the Investor pursuant to the Registration Rights Agreement by and between the Company and the Investor dated June 9, 1995.

     5.02 Removal of Transfer Restrictions.

     Any legend endorsed on the shares and the stop transfer instructions and record notations with respect thereto shall be removed and the Company shall issue a certificate without such legend to the holder thereof at such time as the securities evidenced thereby cease to be restricted from transfer in accordance with the provisions of the Securities Act.

6. Enforcement.
---------------

     6.01 Remedies at Law or in Equity.

     If any default shall occur or if any representation or warranty made by the Company or the Investor (in either case the defaulting party) in this Agreement or other document delivered under or pursuant to any term hereof shall be untrue or misleading in any material respect as of the date of this Agreement or as of the Closing Date or as of the date it was made, furnished or delivered, the non-defaulting party may proceed to protect and enforce its rights by suit in equity or action at law.

     In the event the non-defaulting party brings such an action against the defaulting party, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

     6.02 Cumulative Remedies.

     None of the rights, powers or remedies conferred upon any party to this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to every other rights, power or remedy, whether conferred hereby or hereafter available at law, in equity, by statute or otherwise.

7. Miscellaneous.
-----------------

     7.01 Notices.

     All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, mailed by certified mail (return receipt requested) or sent by overnight delivery service, cable, telegram, facsimile transmission or telex to the parties at the following addresses or as such other addresses as shall be specified by the parties by like notice:

          (a) if to the Company:

                  The Dwyer Group, Inc.
                  Attn: President
                  1010 N. University Parks Dr.

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

                   P.O. Box 3146
                   Waco, Texas 76707

                   Phone: (817) 756-2122
                   Fax:   (817) 745-2487

                   with a copy to:
                   John T. Kipp, Esq.
                   Gardere & Wynne, L.L.P.
                   3000 Thanksgiving Tower
                   1601 Elm Street
                   Dallas, Texas 75201

                   Phone: (214) 999-3000
                   Fax: (214) 999-4667

            (b) if to the Investor:

                   Renaissance Capital Growth & Income Fund III, Inc. c/o Renaissance Capital Group, Inc.
                   Attn.: Russell Cleveland, President
                   8080 North Central Expressway, Suite 210
                   Dallas, TX 75206

                   Phone: (214) 891-8294
                   Fax:  (214) 891-8291

     Notice so given shall, in the case of notice so given by mail, be deemed to be given and received on the fourth calendar day after posting, in the case of notice so given by overnight delivery service, on the date of actual delivery and, in the case of notice so given by cable, telegram, facsimile transmission, telex or personal delivery, on the date of actual transmission or, as the case may be, personal delivery.


     7.02 Severability.

     If any provision of this Agreement shall be held to be illegal, invalid or unenforceable under any applicable law, then such illegality, invalidity or unenforceability shall not invalidate the entire Agreement. Such provision shall be deemed to be modified to the extent necessary to render it legal, valid and enforceable, and if no such modification shall render it legal, valid and enforceable, then this Agreement shall be construed as if not containing the provision held to be invalid, and the rights and obligations of the parties shall be construed and enforced accordingly.

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

     7.03 Parties in Interest.

     All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not. This Agreement shall not run to the benefit of or be enforceable by any Person other than a party to this Agreement and its successors and assigns.

     7.04 CHOICE OF LAW; VENUE

     THIS AGREEMENT WILL BE GOVERNED BY THE LAW OF TEXAS. THE PARTIES ACKNOWLEDGE AND AGREE THAT THIS AGREEMENT AND THE OBLIGATIONS AND UNDERTAKINGS OF THE PARTIES HEREUNDER WILL BE PERFORMABLE IN DALLAS, TEXAS. IF ANY ACTION IS BROUGHT TO ENFORCE OR INTERPRET THIS AGREEMENT, VENUE FOR SUCH ACTION SHALL BE IN DALLAS, TEXAS.

     7.05 Complete Agreement.

     This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.



     IN WITNESS WHEREOF, the Company and the Investor have caused this Agreement to be executed as of the date first written above.


                     THE DWYER GROUP, INC.

                     By: (Signature Appears Here)
                        ------------------------------------

                           Its

                     RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.


                     By: /s/  Russell Cleveland
                        ------------------------------------
                              Russell Cleveland
                              President


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